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                     COHEN & STEERS REALTY INCOME FUND, INC.
--------------------------------------------------------------------------------

April 20, 1999

To Our Shareholders:

     We are pleased to submit to you our quarterly report for Cohen & Steers Realty Income Fund, Inc. for the three months ended March 31, 1999. The net asset value per share at that date was $7.02. In addition, a regular quarterly dividend of $0.17 per share was declared for shareholders of record March 26, 1999 and paid on April 15, 1999.

INVESTMENT REVIEW

     For the three months ended March 31, 1999 Cohen & Steers Realty Income Fund, Inc. had a total return of -4.8%, based on income and change in net asset value. This performance compares favorably to the NAREIT Equity REIT Index total return of -5.6%. Our goal will be to continue to deliver solid relative performance based on the Fund's emphasis on above-average current income, consistent earnings growth, and attractive relative valuation levels.

     Simply stated, REITs have remained out of favor so far in 1999. As has been the case since the peak in REIT share prices in December 1997, earnings and dividends have continued to grow at a steady pace, causing valuation measures such as price/earnings ratios and dividend yields to reach extreme levels. For example, at quarter-end the average equity REIT dividend yield was 8.0%. Relative to the broader stock market averages, which have been continually rising to record levels, REIT valuations have reached an unprecedented level on both an absolute and relative basis. And, as shown in the following chart, the current REIT bear market has now become one of the longest and deepest in history.

--------------------------------------------------------------------
EQUITY REIT                     PRICE          TOTAL        DURATION
BEAR MARKET                    DECLINE        RETURN        (MONTHS)
--------------------------------------------------------------------
9/72 - 12/74                     -48.3%        -37.0%          27
8/79 -  4/80                     -15.9%        -11.1%           8
6/81 -  7/82                     -15.8%         -7.1%          13
2/87 - 10/87                     -20.9%        -17.1%           8
8/89 - 10/90                     -34.4%        -24.2%          14
9/93 - 11/94                     -17.5%        -10.9%          14
--------------------------------------------------------------------
AVERAGE                          -25.5%        -17.9%          14
--------------------------------------------------------------------
12/97 - 3/99                     -27.6%        -21.3%          15
--------------------------------------------------------------------

Source: National Association of Real Estate Investment Trusts

     Importantly, the two bear markets that were deeper than the current one were both accompanied by economic recessions and real estate depressions. Severe overbuilding, which led to unusually high vacancy rates and bankruptcies, precipitated the real estate problems in those previous bear markets. In contrast, the U.S. economy today seems to remain quite strong and real estate fundamentals are not only extremely healthy but appear to be improving. Fourth quarter earnings for the REIT industry grew by 15% according to industry sources, with much of that improvement coming from strong growth in rents. In addition, recent statistics indicate continued low vacancy rates and a decline in new construction for every major property type, suggesting that fears of potential overbuilding are unfounded.

INVESTMENT OUTLOOK

     It appears to us that the bear market may have ended and that sentiment toward the REIT sector is beginning to improve. It has been our belief that there were three factors that precipitated this bear market: fear of an economic slowdown, fear of price deflation that would reduce real estate values, and a narrowing of investment opportunities for public real estate companies. The first two factors appear to have been favorably resolved, while the third remains unsettled.

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                     COHEN & STEERS REALTY INCOME FUND, INC.
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     The U.S. economy remains quite strong and there seem to be few, if any, signs of a slowdown. Further, there appears to be little or no reason for either domestic or foreign monetary authorities to enact policies that would precipitate an economic slowdown. Our economy has successfully absorbed the slowdown in most of Asia, Russia, and Latin and South America. There are now signs that many of these economies have at least bottomed out, if not entered a recovery phase. The prospect of a stronger world economy, coupled with the substantial rise in oil prices, wage pressures and other telltale signs of price inflation, have caused the bond market to fall in 1999, raising yields to a 9-month high. These recent developments have in our view begun to nearly eliminate any lingering fears of widespread price deflation.

     The factor relating to the opportunity set available to REITs has not been resolved, at least not on an industry-wide basis. There are few, if any, cyclical industries in which the same investment and operational strategy works at different phases of the cycle. Because we believe the real estate industry has completed its growth phase and has now entered the equilibrium phase, it is becoming clear to us that the formula for success in real estate today is quite different than in most of the 1990's. Changing property dynamics, capital flows and investor expectations require a complete re-evaluation of how real estate enterprises should be run. This is summarized in the chart below.

                   WINNING REAL ESTATE INVESTMENT STRATEGIES

-------------------------------------------------------------------------------------------
                 GROWTH PHASE                                 EQUILIBRIUM PHASE
-------------------------------------------------------------------------------------------
     Acquire as many assets as quickly as             Rationalize assets acquired in the
                   possible                                         1990's
-------------------------------------------------------------------------------------------
     Take advantage of distressed sellers            Take advantage of overly aggressive
                 of property                                   property buyers
-------------------------------------------------------------------------------------------
      Measure success of acquisitions by            Assess merit of acquisitions based on
              earnings accretion                               return on assets
-------------------------------------------------------------------------------------------
         Seek external growth through                    Maximize internal growth by
            property acquisitions                          improving profitability
-------------------------------------------------------------------------------------------
       Raise as much equity as often as             Do not dilute shareholders by issuing
                   possible                                         equity
-------------------------------------------------------------------------------------------
       Utilize high financial leverage                    Reduce financial leverage
-------------------------------------------------------------------------------------------
                Form new REITs                       Consolidate public company universe
-------------------------------------------------------------------------------------------
               Invest in assets                               Invest in entities
-------------------------------------------------------------------------------------------

     Our investment strategy continues to emphasize companies whose management teams have recognized the maturity of the cycle and have adopted new strategies that will enhance shareholder value. During the growth phase of the cycle, the strategy of acquiring as much property as possible, as quickly as possible and with whatever means available, was the key to success. There was a large number of willing sellers at the same time that occupancies, rents and asset values were all rising very quickly. With stock prices high and financing plentiful, nearly all acquisitions contributed to per share earnings, further sustaining lofty share valuations.

     In the equilibrium phase of the cycle, property prices are high, acquisition opportunities are fewer, and competition is much greater, particularly from private capital sources. In addition, the bear market has significantly raised the cost of equity capital for REITs, further narrowing their acquisition and financing opportunities. It is ironic that a seller's market for property now coincides with a buyer's market for shares of property-owning REITs. As a result, we believe that a large-scale consolidation of the industry may be at hand. In recent weeks several proposals to take REITs private have been announced

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                                       2



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                     COHEN & STEERS REALTY INCOME FUND, INC.
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and it is our understanding that a great many more are currently being considered. Clearly, if the gap between public and private market values persists, we believe many REITs will either be taken private or taken over by other REITs. This activity may prove to be a catalyst for better stock price performance.

     In this environment some exciting strategic opportunities are surfacing that can materially improve the quality of REIT property portfolios and increase earnings growth rates. REITs today have an unprecedented opportunity to sell properties at attractive prices, pruning their portfolios of assets that are under-performing or that do not fit from a strategic standpoint. The proceeds of these sales can be used to repay debt, be re-deployed into higher returning assets, or simply be retained for future opportunities. A large number of REITs have chosen to repurchase shares; however, this is a strategy which we believe most often has little merit, given the ongoing capital requirements of the real estate business. In any case, the combination of asset sales and a slowdown in the acquisition pace of the industry has materially reduced the amount of financing required by REITs. The perception that REITs will not be tapping the equity market on a regular basis will dramatically improve the supply/demand picture for their shares.

     The governance of the public market is having the further effect of disciplining the management of the REIT industry. Reductions in staff and other overhead are now commonplace, and efforts to improve profitability of existing owned assets have become foremost priorities. In conjunction with employing a higher required rate of return on new investment, industry participants have a unique opportunity to enjoy a meaningful increase in profitability.

     As we have discussed in the past, we believe that the equilibrium phase of the cycle could last for a very long time due to the public market discipline that has been imposed on the real estate industry. This leads us to believe that real estate and REIT returns will generally revert to their historic levels: for the 20 year period ended March 31, 1999, the NAREIT Equity REIT Index, for example, had a compounded average annual return of 13.6%. While we cannot make predictions about the Fund's absolute future performance, or its future performance relative to an index, our goal will continue to be to provide returns that are in excess of these broad-based indices. There are a host of companies that have what we believe is above-average earnings growth coupled with above-average current income and these are the mainstays of the Fund's portfolio. In our opinion, the public market offers the single best real estate investment today.

Sincerely,

                Martin Cohen                               Robert H. Steers
                MARTIN COHEN                               ROBERT H. STEERS
                President                                  Chairman

                                   Steven R. Brown
                                   STEVEN R. BROWN
                                   Senior Vice President
                                   Cohen & Steers Capital Management, Inc.

--------------------------------------------------------------------------------
   Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.
--------------------------------------------------------------------------------


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                     COHEN & STEERS REALTY INCOME FUND, INC.
--------------------------------------------------------------------------------
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 1999 (UNAUDITED)

                                                                                      NUMBER
                                                                                     OF SHARES            VALUE
                                                                                     ---------         -----------
EQUITIES                                                              100.13%
  COMMON STOCK                                                         76.40%
     APARTMENT/RESIDENTIAL                                              9.94%
          Apartment Investment & Management Co. -- Class A..................           8,600           $   311,750
          Charles E. Smith Residential Realty...............................          14,700               452,944
          Essex Property Trust..............................................           8,400               219,450
          Post Properties...................................................          12,100               435,600
          Summit Properties.................................................          40,000               667,500
                                                                                                       -----------
                                                                                                         2,087,244
                                                                                                       -----------
     DIVERSIFIED                                                        7.04%
          Anthracite Capital................................................          96,000               720,000
          Pacific Gulf Properties...........................................          42,100               757,800
                                                                                                       -----------
                                                                                                         1,477,800
                                                                                                       -----------
     HEALTH CARE                                                       14.62%
          American Health Properties........................................          21,100               383,756
          ElderTrust........................................................          27,600               248,400
          Health Care Property Investors....................................          26,000               747,500
          Healthcare Realty Trust...........................................          33,000               627,000
          Nationwide Health Properties......................................          38,100               723,900
          Ventas............................................................          56,700               340,200
                                                                                                       -----------
                                                                                                         3,070,756
                                                                                                       -----------
     HOTEL                                                              5.41%
          FelCor Lodging Trust..............................................          24,100               558,819
          Host Marriott Corp................................................          16,900               188,013
          Innkeepers USA....................................................          41,800               389,262
                                                                                                       -----------
                                                                                                         1,136,094
                                                                                                       -----------
     INDUSTRIAL                                                         2.46%
          First Industrial Realty Trust.....................................          21,600               517,050
                                                                                                       -----------
     OFFICE                                                            20.23%
          Arden Realty Group................................................          24,700               549,575
          Brandywine Realty Trust...........................................          33,400               542,750
          CarrAmerica Realty Corp...........................................          24,700               544,944
          Crescent Real Estate Equities Co..................................          30,000               645,000
          Highwoods Properties..............................................          35,300               831,756
          Mack-Cali Realty Corp.............................................          31,400               922,375
          Tower Realty Trust................................................          11,200               212,100
                                                                                                       -----------
                                                                                                         4,248,500
                                                                                                       -----------

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                     COHEN & STEERS REALTY INCOME FUND, INC.
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                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 1999 (UNAUDITED)

                                                                                      NUMBER
                                                                                     OF SHARES            VALUE
                                                                                     ---------         -----------
     OFFICE/INDUSTRIAL                                                  3.50%
          Liberty Property Trust............................................          15,200           $   315,400
          Prime Group Realty Trust..........................................          31,600               418,700
                                                                                                       -----------
                                                                                                           734,100
                                                                                                       -----------
     SHOPPING CENTER                                                   11.28%
       COMMUNITY CENTER                                                 4.40%
          Federal Realty Investment Trust...................................          17,200               364,425
          Pan Pacific Retail Properties.....................................          22,100               392,275
          Pennsylvania REIT.................................................           9,000               168,187
                                                                                                       -----------
                                                                                                           924,887
                                                                                                       -----------
       REGIONAL MALL                                                    6.88%
          JP Realty.........................................................          33,600               661,500
          Simon Property Group..............................................          15,900               436,256
          The Mills Corp....................................................          19,300               346,194
                                                                                                       -----------
                                                                                                         1,443,950
                                                                                                       -----------
          TOTAL SHOPPING CENTER.............................................                             2,368,837
                                                                                                       -----------
     SPECIALTY                                                          1.92%
          Entertainment Properties Trust....................................          23,400               403,650
                                                                                                       -----------
               TOTAL COMMON STOCK (Identified cost -- $18,856,185)                                      16,044,031
                                                                                                       -----------
PREFERRED STOCK                                                        23.73%
          Apartment Investment & Management Co., 9.00%, Series C............          29,000               638,000
          Apartment Investment & Management Co., 9.375%, Series G...........          37,600               862,450
          Bradley Real Estate, 8.40%, Series A (Convertible)................          34,734               781,515
          Camden Property Trust, $2.25, Series A (Convertible)..............          24,000               561,000
          Crown American Realty Trust, 11.00%, Series A.....................          11,100               532,800
          Prime Retail, 8.50%, Series B (Convertible).......................          23,940               383,040
          Reckson Associates Realty Corp., 7.625%, Series A (Convertible)...          31,200               635,700
          SL Green Realty Corp., 8.00%, Series A (Convertible)..............          28,700               588,350
                                                                                                       -----------
               TOTAL PREFERRED STOCK (Identified cost -- $4,670,320)........                             4,982,855
                                                                                                       -----------
               TOTAL EQUITIES (Identified cost -- $23,526,505)..............                            21,026,886
                                                                                                       -----------
                                                                                     PRINCIPAL
                                                                                      AMOUNT
                                                                                     ---------
COMMERCIAL PAPER                                                        1.75%
     Premium Financial Corp., 4.85%, due 4/1/99
       (Identified cost -- $367,000)........................................         $367,000              367,000
                                                                                                       -----------
TOTAL INVESTMENTS (Identified cost -- $23,893,505).................   101.88%                           21,393,886
LIABILITIES IN EXCESS OF OTHER ASSETS..............................    (1.88)%                            (393,717)
                                                                      ------                           -----------
NET ASSETS (Equivalent to $7.02 per share based on
  2,991,750 shares of capital stock outstanding)...................   100.00%                          $21,000,169
                                                                      ------                           -----------
                                                                      ------                           -----------

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                     COHEN & STEERS REALTY INCOME FUND, INC.
--------------------------------------------------------------------------------
                            FINANCIAL HIGHLIGHTS'D'
                           MARCH 31, 1999 (UNAUDITED)

                                                                                                     NET ASSET VALUE
                                                                        TOTAL NET ASSETS                PER SHARE
                                                                  ----------------------------      ------------------
NET ASSET VALUE:
Beginning of period: 12/31/98................................                      $22,244,049                  $ 7.56
     Net investment income...................................     $   449,816                       $ 0.15
     Net realized and unrealized loss on investments.........      (1,593,152)                       (0.52)
     Distributions from net investment income................        (508,597)                       (0.17)
                                                                                                    ------
     Distributions reinvested................................         408,053
                                                                  -----------
Net decrease in net asset value..............................                       (1,243,880)                  (0.54)
                                                                                   -----------                  ------
End of period: 3/31/99.......................................                      $21,000,169                  $ 7.02
                                                                                   -----------                  ------
                                                                                   -----------                  ------

------------------------

'D' Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                         TOTAL RETURNS*
                (PERIODS ENDED MARCH 31, 1999)

                    FIVE YEARS             TEN YEARS
ONE YEAR           (ANNUALIZED)           (ANNUALIZED)
--------           ------------           ------------

-17.79%              8.56%                  9.86%

------------------------

* Based on net asset value.

  KEY INFORMATION

  For general information and weekly
  net asset value call 800-437-9912

  American Stock Exchange Symbol: RIF

--------------------------------------------------------------------------------
                                REINVESTMENT PLAN
  We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
--------------------------------------------------------------------------------

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                                       6





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                     COHEN & STEERS REALTY INCOME FUND, INC.
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and Assistant Treasurer

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, New York 10017
(212) 832-3232

FUND ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, Massachusetts 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

American Stock Exchange Symbol: RIF
Website: www.cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.
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                                       7

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Cohen & Steers
Realty Income Fund
757 Third Avenue
New York, NY 10017


Cohen & Steers
Quarterly Realty Income Fund

Quarterly Report
March 31, 1999




                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'